Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
1100 Space Park Holding Company LLC	Delaware
1100 Space Park LLC	Delaware
1525 Comstock Partners, LLC	California
1550 Space Park Partners, LLC	Delaware
200 Paul Holding Company, LLC	Delaware
200 Paul, LLC	Delaware
2001 Sixth Holdings LLC	Delaware
2001 Sixth LLC	Delaware
2020 Fifth Avenue LLC	Delaware
2020 Fifth Holdings LLC	Delaware
2045-2055 LaFayette Street, LLC	Delaware
2334 Lundy Holding Company LLC	Delaware
2334 Lundy LLC	Delaware
651 Walsh Partners, LLC	Delaware
Alshain Ventures LLC	Delaware
Ascenty Cayman Holding Ltd	Cayman Islands
Ascenty Chile SpA	Chile
Ascenty Colombia S.A.S.	Colombia
Ascenty Data Centers e Telecomunicoes S.A.	Brazil
Ascenty DC US LLC	Delaware
Ascenty Holding Brasil S.A.	Brazil
Ascenty Latam Holding Ltd	United Kingdom (England and Wales)
Ascenty Mexico, S. de R.L. de C.V.	Mexico
Ascenty U.S. Holding, LLC	Delaware
Ashburn Corporate Center Owners Association, Inc.	Virginia
Ashburn Corporate Center Phase I Unit Owners Association	Virginia
BAM DLR Data Center Services Private Limited	India
BAM DLR Kolkata Private Limited	India
BAM DLR Mumbai Private Limited	India
BAM DLR Network Services Private Limited	India
Beaver Ventures LLC	Delaware
Bersama Digital Data Centres International Pte. Ltd.	Singapore
Blue Sling ACC 10, LLC	Delaware
Blue Sling ACC 2, LLC	Delaware
Blue Sling ACC 9, LLC	Delaware
Blue Sling Ventures, LLC	Delaware
Collins Technology Park Partners, LLC	Delaware
Colo Properties Atlanta, LLC	Delaware
DBT, LLC	Maryland
DDI Dallas 1, LLC	Delaware
DDI Garland, LLC	Delaware
DDI Lewisville, LLC	Delaware
Devin Shafron E and F Land Condominium Owners Association, Inc.	Virginia
DF Property Manangement LLC	Delaware
DFT Canada LP LLC	Delaware
DFT Moose GP LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
DGA Centennial Holding, LLC	Delaware
DGA Centennial, LLC	Delaware
Digital - Bryan Street Partnership, L.P.	Texas
Digital 113 N. Myers, LLC	Delaware
Digital 1201 Comstock, LLC	Delaware
Digital 125 N. Myers, LLC	Delaware
Digital 128 First Avenue, LLC	Delaware
Digital 1350 Duane, LLC	Delaware
Digital 1550 Space Park, LLC	Delaware
Digital 1725 Comstock, LLC	Delaware
Digital 2020 Fifth Avenue Investor, LLC	Delaware
Digital 2121 South Price, LLC	Delaware
Digital 2260 East El Segundo, LLC	Delaware
Digital 365 Main, LLC	Delaware
Digital 3825 NW Aloclek Place, LLC	Delaware
Digital 55 Middlesex, LLC	Delaware
Digital 60 & 80 Merritt, LLC	Delaware
Digital 717 GP, LLC	Delaware
Digital 717 Leonard, L.P.	Texas
Digital 717 LP, LLC	Delaware
Digital 720 2nd, LLC	Delaware
Digital 89th Place, LLC	Delaware
Digital Abernathy-Tift, LLC	Delaware
Digital Africa JV B.V.	Netherlands
Digital Alfred, LLC	Delaware
Digital Alma Road 2, L.P.	Delaware
Digital Alma Road, L.P.	Delaware
Digital Aquila 2, LLC	Delaware
Digital Aquila, LLC	Delaware
Digital Ashburn CS, LLC	Delaware
Digital Asia, LLC	Delaware
Digital Australia Investment Management Pty Limited	Australia
Digital Barcelona RE 1 S.L.U.	Spain
Digital Beaver 2, LLC	Delaware
Digital Beaver 3, LLC	Delaware
Digital BH 800 Holdco, LLC	Delaware
Digital BH 800 M, LLC	Delaware
Digital BH 800, LLC	Delaware
Digital Bowser, LLC	Delaware
Digital Bussy SAS	France
Digital Cabot, LLC	Delaware
Digital Cadillac Services, LLC	Delaware
Digital California GP, LLC	Delaware
Digital Carver Brickyard Holding, LLC	Delaware
Digital Carver Brickyard Investor, LLC	Delaware
Digital Carver Brickyard JV, LLC	Delaware
Digital Carver Brickyard Manager, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Carver Brickyard, LLC	Delaware
Digital Carver Dulles 5 Holding, LLC	Delaware
Digital Carver Dulles 5 Investor, LLC	Delaware
Digital Carver Dulles 5 JV, LLC	Delaware
Digital Carver Dulles 5, LLC	Delaware
Digital Carver Dulles 6 Holding, LLC	Delaware
Digital Carver Dulles 6 Investor, LLC	Delaware
Digital Carver Dulles 6 JV, LLC	Delaware
Digital Carver Dulles 6, LLC	Delaware
Digital Carver Dulles 8 Holding, LLC	Delaware
Digital Carver Dulles 8 Investor, LLC	Delaware
Digital Carver Dulles 8 JV, LLC	Delaware
Digital Carver Dulles 8, LLC	Delaware
Digital Carver Dulles 9 Holding, LLC	Delaware
Digital Carver Dulles 9 Investor, LLC	Delaware
Digital Carver Dulles 9 JV, LLC	Delaware
Digital Carver Dulles 9, LLC	Delaware
Digital Carver Dulles Manager, LLC	Delaware
Digital Carver Fechenheim 23 B.V.	Netherlands
Digital Carver Fechenheim 23 Holding B.V.	Netherlands
Digital Carver Fechenheim 23 OpCo GmbH	Germany
Digital Carver Fechenheim 23 Pledgeco B.V.	Netherlands
Digital Carver Fechenheim 24 B.V.	Netherlands
Digital Carver Fechenheim 24 Holding B.V.	Netherlands
Digital Carver Fechenheim 24 OpCo GmbH	Germany
Digital Carver Fechenheim 24 Pledgeco B.V.	Netherlands
Digital Carver Fechenheim 25 B.V.	Netherlands
Digital Carver Fechenheim 25 Holding B.V.	Netherlands
Digital Carver Fechenheim 25 OpCo GmbH	Germany
Digital Carver Fechenheim 25 Pledgeco B.V.	Netherlands
Digital Carver Fechenheim 26 B.V.	Netherlands
Digital Carver Fechenheim 26 Holding B.V.	Netherlands
Digital Carver Fechenheim 26 OpCo GmbH	Germany
Digital Carver Fechenheim 26 Pledgeco B.V.	Netherlands
Digital Carver Fechenheim 27 B.V.	Netherlands
Digital Carver Fechenheim 27 Holding B.V.	Netherlands
Digital Carver Fechenheim 27 OpCo GmbH	Germany
Digital Carver Fechenheim 27 Pledgeco B.V.	Netherlands
Digital Carver Fechenheim Holding B.V.	Netherlands
Digital Carver Fechenheim Investor B.V.	Netherlands
Digital Carver Fechenheim JV B.V.	Netherlands
Digital Carver Fechenheim, LLC	Delaware
Digital Carver Les Ulis Holding 2 B.V.	Netherlands
Digital Carver Les Ulis Holding B.V.	Netherlands
Digital Carver Les Ulis Investor B.V.	Netherlands
Digital Carver Les Ulis JV B.V.	Netherlands
Digital Carver Les Ulis Mezzco B.V.	Netherlands

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Carver Les Ulis Pledgeco B.V.	Netherlands
Digital Cavalier Holding 2, LLC	Delaware
Digital Cavalier Holding, LLC	Delaware
Digital Cavalier Investor, LLC	Delaware
Digital Cavalier Lemur 2, LLC	Delaware
Digital Cavalier Manager, LLC	Delaware
Digital Cavalier Venture, LLC	Delaware
Digital Chelsea, LLC	Delaware
Digital Chestnut 1, LLC	Delaware
Digital Chestnut 10, LLC	Delaware
Digital Chestnut 11, LLC	Delaware
Digital Chestnut 2, LLC	Delaware
Digital Chestnut 3, LLC	Delaware
Digital Chestnut 4, LLC	Delaware
Digital Chestnut 5, LLC	Delaware
Digital Chestnut 6, LLC	Delaware
Digital Chestnut 7, LLC	Delaware
Digital Chestnut 8, LLC	Delaware
Digital Chestnut 9, LLC	Delaware
Digital Chestnut Holding, LLC	Delaware
Digital China, LLC	Delaware
Digital Collins 908 GP, LLC	Delaware
Digital Collins 908 Holding, L.P.	Delaware
Digital Collins 908 Partner, LLC	Delaware
Digital Collins 908 REIT, LLC	Delaware
Digital Collins 908, L.P.	Delaware
Digital Collins Technology Park Investor, LLC	Delaware
Digital Commerce Boulevard, LLC	Delaware
Digital Connect, LLC	Delaware
Digital Constellation B.V.	Netherlands
Digital Copenhagen 1 ApS	Denmark
Digital Copenhagen 2 ApS	Denmark
Digital Copenhagen 3 ApS	Denmark
Digital Core REIT	Singapore
Digital Core REIT Management Pte. Ltd.	Singapore
Digital CR Singapore 1 Pte. Ltd.	Singapore
Digital CR Singapore 2 Pte. Ltd.	Singapore
Digital CR Singapore 3 Pte. Ltd.	Singapore
Digital CR Singapore 4 Pte. Ltd.	Singapore
Digital CR Singapore 5 Pte. Ltd.	Singapore
Digital CR Singapore 6 Pte. Ltd.	Singapore
Digital CR Singapore Holding, LLC	Delaware
Digital CR Singapore Investor, LLC	Delaware
Digital CR US Employer, LLC	Delaware
Digital CR US REIT, Inc.	Maryland
Digital Crawley 1 Limited	Jersey
Digital Crawley 2 Limited	Jersey

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Crawley 3 Limited	Jersey
Digital Crete 1 Single Member P.C.	Greece
Digital Data Centres Ghana Ltd.	Ghana
Digital Deer Park 2, LLC	Delaware
Digital Deer Park 3, LLC	Delaware
Digital Devin Shafron B, LLC	Delaware
Digital Devin Shafron D, LLC	Delaware
Digital Doug Davis, LLC	Delaware
Digital DSE Investor, LLC	Delaware
Digital DSE Manager, LLC	Delaware
Digital Dugny 2 SCI	France
Digital Dugny SAS	France
Digital Dulles Land Condominium Unit Owners Association, Inc.	Virginia
Digital Dutch Finco B.V.	Netherlands
Digital Elk Grove 1, LLC	Delaware
Digital Elk Grove 2, LLC	Delaware
Digital Elk Grove 3, LLC	Delaware
Digital Elk Grove Investor 2, LLC	Delaware
Digital Elk Grove Investor, LLC	Delaware
Digital Elk Grove Manager, LLC	Delaware
Digital Elk Grove Venture 2, LLC	Delaware
Digital Elk Grove Venture, LLC	Delaware
Digital Erskine Park 2, LLC	Delaware
Digital Erskine Park 3, LLC	Delaware
Digital Erskine Park 4, LLC	Delaware
Digital Euro Finco GP, LLC	Delaware
Digital Euro Finco Partner Limited	British Virgin Islands
Digital Euro Finco, L.P.	United Kingdom (Scotland)
Digital Euro Finco, LLC	Delaware
Digital Federal Systems, LLC	Delaware
Digital Filigree Holding, L.P.	Delaware
Digital Filigree Partner, LLC	Delaware
Digital Filigree REIT, LLC	Delaware
Digital Filigree, LLC	Delaware
Digital Forney, LLC	Delaware
Digital Fort Gillem, LLC	Delaware
Digital Frankfurt GmbH	Germany
Digital Front, LLC	Delaware
Digital Fullerton, LLC	Delaware
Digital FUSH, LLC	Delaware
Digital Garland 2B GP, LLC	Delaware
Digital Garland 2B Holding, L.P.	Delaware
Digital Garland 2B Partner, LLC	Delaware
Digital Garland 2B REIT, LLC	Delaware
Digital Garland 2B, L.P.	Delaware
Digital Garland 2C GP, LLC	Delaware
Digital Garland 2C Holding, L.P.	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Garland 2C Partner, LLC	Delaware
Digital Garland 2C REIT, LLC	Delaware
Digital Garland 2C, L.P.	Delaware
Digital Garland Campbell, L.P.	Delaware
Digital Garland Ferris, L.P,	Delaware
Digital Garland Land Condominium Association, Inc.	Texas
Digital Gateway, LLC	Delaware
Digital Germany Cheetah GmbH	Germany
Digital Germany Holding, LLC	Delaware
Digital Gold Investor, LLC	Delaware
Digital Gold Manager, LLC	Delaware
Digital Gold Sterling, LLC	Delaware
Digital Gold Venture, LLC	Delaware
Digital Gough, LLC	Delaware
Digital Grand Avenue 2, LLC	Delaware
Digital Grand Avenue 3, LLC	Delaware
Digital Grand Avenue, LLC	Delaware
Digital Grange Castle B.V.	Netherlands
Digital Greenfield B.V.	Netherlands
Digital Greenspoint, L.P.	Texas
Digital Greenspoint, LLC	Delaware
Digital Grizzly Holding 2, L.P.	Delaware
Digital Grizzly Partner, LLC	Delaware
Digital Grizzly REIT, LLC	Delaware
Digital Hattersheim B.V.	Netherlands
Digital HK JV Holding Limited	British Virgin Islands
Digital HK Kin Chuen Limited	Hong Kong
Digital Hong Kong, LLC	Delaware
Digital Hoofddorp 2 B.V.	Netherlands
Digital Hoofddorp B.V.	Netherlands
Digital India 2, LLC	Delaware
Digital India, LLC	Delaware
Digital Indonesia Holding Pte. Ltd.	Singapore
Digital Indonesia Investor Pte. Ltd.	Singapore
Digital InterXion Holding, LLC	Delaware
Digital Intrepid Holding B.V.	Netherlands
Digital Investment Management Pte. Ltd.	Singapore
Digital Investments EMEA, LLC	Delaware
Digital Investments Holding, LLC	Delaware
Digital Ireland Finco Limited	Ireland
Digital Israel Holding B.V.	Netherlands
Digital Japan 1 Pte. Ltd.	Singapore
Digital Japan 2 Pte. Ltd.	Singapore
Digital Japan Holding Pte. Ltd.	Singapore
Digital Japan Investment Management GK	Japan
Digital Japan, LLC	Delaware
Digital Jordan Holding, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Jubilee, LLC	Delaware
Digital Korea, LLC	Delaware
Digital La Courneuve SCI	France
Digital Lafayette 2 JV, LLC	Delaware
Digital Lafayette 2, LLC	Delaware
Digital Lafayette 2045 Holding, L.P.	Delaware
Digital Lafayette 2045 Partner, LLC	Delaware
Digital Lafayette 2045 REIT, LLC	Delaware
Digital Lafayette 2045, LLC	Delaware
Digital Lafayette, LLC	Delaware
Digital Lakeside 2, LLC	Delaware
Digital Lakeside 3, LLC	Delaware
Digital Lakeside Holdings, LLC	Delaware
Digital Lakeside, LLC	Delaware
Digital Les Ulis 2 SAS	France
Digital Les Ulis Holding 2 SAS	France
Digital Les Ulis Holding SAS	France
Digital Les Ulis SNC	France
Digital Lewisville, LLC	Delaware
Digital London Limited	United Kingdom (England and Wales)
Digital Loudoun 3, LLC	Delaware
Digital Loudoun II, LLC	Delaware
Digital Loudoun IV, LLC	Delaware
Digital Loudoun Parkway Center North, LLC	Delaware
Digital Luxembourg II S.à r.l.	Luxembourg
Digital Luxembourg III Limited	Jersey
Digital Macquarie Park, LLC	Delaware
Digital Malaysia Holding 1, LLC	Delaware
Digital Malaysia Holding 2, LLC	Delaware
Digital Malaysia, LLC	Delaware
Digital Midlothian, L.P.	Delaware
Digital Midway GP, LLC	Delaware
Digital Midway, L.P.	Texas
Digital Moores Chapel 2, LLC	Delaware
Digital Moores Chapel, LLC	Delaware
Digital MRS5 SAS	France
Digital MRS6 SAS	France
Digital Nash JV, LLC	Delaware
Digital Nash, LLC	Delaware
Digital Netherlands 11 B.V.	Netherlands
Digital Netherlands 12 B.V.	Netherlands
Digital Netherlands 13 B.V.	Netherlands
Digital Netherlands Holding B.V.	Netherlands
Digital Netherlands I B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands Investor B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Netherlands IV Holdings B.V.	Netherlands
Digital Netherlands VIII B.V.	Netherlands
Digital Network Services, LLC	Delaware
Digital North Myers 3, LLC	Delaware
Digital Northlake, LLC	Delaware
Digital Norwood Park 2, LLC	Delaware
Digital Nova Investor, LLC	Delaware
Digital Nova Manager, LLC	Delaware
Digital Omega IV, LLC	Delaware
Digital Osaka 1 TMK	Japan
Digital Osaka 2 TMK	Japan
Digital Osaka 3 TMK	Japan
Digital Osaka 4 TMK	Japan
Digital Osaka 5 TMK	Japan
Digital Osaka 6 TMK	Japan
Digital Ostend 1 B.V.	Netherlands
Digital Ostend 2 B.V.	Netherlands
Digital Ostend 3 B.V.	Netherlands
Digital Phoenix Van Buren, LLC	Delaware
Digital Piscataway 2, LLC	Delaware
Digital Piscataway, LLC	Delaware
Digital Porpoise JV, LLC	Delaware
Digital Porpoise, LLC	Delaware
Digital Printers Square, LLC	Delaware
Digital Quill JV, LLC	Delaware
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Management Company) Limited	Ireland
Digital Realty (UK) Limited	United Kingdom (England and Wales)
Digital Realty Austria GmbH	Austria
Digital Realty Bersama Pte. Ltd.	Singapore
Digital Realty Canada, Inc.	British Columbia
Digital Realty Consulting Shanghai Limited	China
Digital Realty Core Properties 1 Investor, LLC	Delaware
Digital Realty Core Properties 1 Manager, LLC	Delaware
Digital Realty Datafirm 2, LLC	Delaware
Digital Realty Datafirm, LLC	Delaware
Digital Realty DC Management GP, LLC	Delaware
Digital Realty DC Management, LP	Delaware
Digital Realty DC Partners NA Fund-A, LP	Delaware
Digital Realty DC Partners NA Fund-B, LP	Delaware
Digital Realty DC Partners NA GP, LP	Delaware
Digital Realty DC Partners NA UGP, LLC	Delaware
Digital Realty Denmark ApS	Denmark
Digital Realty Germany GmbH	Germany
Digital Realty Harmony Snd. Bhd.	Malaysia
Digital Realty Hellas Single Member S.A.	Greece
Digital Realty Holdings US, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Realty Italy S.r.L.	Italy
Digital Realty Korea Ltd.	Korea, South
Digital Realty Management France SARL	France
Digital Realty Management Services, LLC	Delaware
Digital Realty Mauritius Holdings Limited	Mauritius
Digital Realty Netherlands B.V.	Netherlands
Digital Realty Property Manager, LLC	Delaware
Digital Realty Spain RE S.L.U.	Spain
Digital Realty Strategic Private Capital 1a, L.P.	Delaware
Digital Realty Strategic Private Capital 1b, LLC	Delaware
Digital Realty Strategic Private Capital 1c, LLC	Delaware
Digital Realty Sweden AB	Sweden
Digital Realty Switzerland GmbH	Switzerland
Digital Realty Trust, L.P.	Maryland
Digital Realty Trust, LLC	Delaware
Digital Realty Vienna 1 GmbH	Austria
Digital Realty Vienna 2 GmbH	Austria
Digital Relocation Drive, LLC	Delaware
Digital Ringo Investor, LLC	Delaware
Digital Ringo Manager, LLC	Delaware
Digital Rover Manager, LLC	Delaware
Digital San Jacinto, L.P.	Delaware
Digital Savvis HK Holding 1 Limited	British Virgin Islands
Digital Savvis HK JV Limited	British Virgin Islands
Digital Savvis Investment Management HK Limited	Hong Kong
Digital Savvis Management Subsidiary Limited	Hong Kong
Digital Schweiz Real Estate 2 GmbH	Switzerland
Digital Schweiz Real Estate 3 GmbH	Switzerland
Digital Schweiz Real Estate 4 GmbH	Switzerland
Digital Second Manassas 2, LLC	Delaware
Digital Seoul 2 Ltd.	Korea, South
Digital Seoul No. 1 PIA Professional Investors Private Real Estate Investment LLC	Korea, South
Digital ServiceFabric 2, LLC	Delaware
Digital ServiceFabric, LLC	Delaware
Digital Services Hong Kong Limited	Hong Kong
Digital Services Korea Ltd.	Korea, South
Digital Services Phoenix, LLC	Delaware
Digital Services, Inc.	Maryland
Digital Sierra Insurance Limited	Texas
Digital Singapore 1 Pte. Ltd.	Singapore
Digital Singapore 2 Pte. Ltd.	Singapore
Digital Singapore Jurong East Pte. Ltd.	Singapore
Digital Sixth & Virginia, LLC	Delaware
Digital Sixth 2, LLC	Delaware
Digital Sling Investor, LLC	Delaware
Digital Space Park JV, LLC	Delaware
Digital Space Park, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Speedway, LLC	Delaware
Digital Stellar Holding, LLC	Maryland
Digital Stellar Newco, LLC	Delaware
Digital Stellar Sub, LLC	Maryland
Digital Sterling 2 Holding, L.P.	Delaware
Digital Sterling 2 Partner, LLC	Delaware
Digital Sterling 2 REIT, LLC	Delaware
Digital Sterling 2, LLC	Delaware
Digital Sterling Premier, LLC	Delaware
Digital Stoughton JV, LLC	Delaware
Digital Stout Holding, LLC	Delaware
Digital Texas GP, LLC	Delaware
Digital Third Second Manassas, LLC	Delaware
Digital Titan Holding B.V.	Netherlands
Digital Titan Pty Ltd.	South Africa
Digital Titan Services SA Pty Ltd	South Africa
Digital Tokyo 1 TMK	Japan
Digital Tokyo 2 TMK	Japan
Digital Tokyo Bay 1 TMK	Japan
Digital Toronto Nominee, Inc.	British Columbia
Digital Totowa 2 Holding, L.P.	Delaware
Digital Totowa 2 Partner, LLC	Delaware
Digital Totowa 2 REIT, LLC	Delaware
Digital Totowa 2, LLC	Delaware
Digital Totowa ABC Condominium Association, Inc.	New Jersey
Digital Totowa, LLC	Delaware
Digital Towerview, LLC	Delaware
Digital Trade Street 2, LLC	Delaware
Digital Trade Street, LLC	Delaware
Digital Tradewater, LLC	Delaware
Digital Tupolevlaan B.V.	Netherlands
Digital UK Finco, LLC	Delaware
Digital US Finco, LLC	Delaware
Digital Venus, LLC	Delaware
Digital Vernon 2, LLC	Delaware
Digital Vernon 3, LLC	Delaware
Digital Vernon 4, LLC	Delaware
Digital Vernon 5, L.P.	Delaware
Digital Vernon, LLC	Delaware
Digital Walsh 1 JV, LLC	Delaware
Digital Walsh 1, LLC	Delaware
Digital Walsh 2 JV, LLC	Delaware
Digital Walsh 2, LLC	Delaware
Digital Walsh Holding, LLC	Delaware
Digital WBX 2, LLC	Delaware
Digital Western Lands, LLC	Delaware
Digital Winona JV, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Digital Winona, LLC	Delaware
Digital WL 0419, LLC	Delaware
Digital WL 1968, LLC	Delaware
Digital WL 2322, LLC	Delaware
Digital WL 2834, LLC	Delaware
Digital WL 3214, LLC	Delaware
Digital WL 5459, LLC	Delaware
Digital WL 5628, LLC	Delaware
Digital WL 9505-7891, LLC	Delaware
Digital-Bryan Street, LLC	Delaware
Digital-ME Devin Shafron E, LLC	Delaware
DIgital-ME DSE Venture, LLC	Delaware
Digital-Mivne G.P. Ltd.	Israel
Digital-Mivne JV, LP	Israel
Digital-Mivne-MedOne JV Limited Partnership	Israel
Digital-PR Old Ironsides 1, LLC	Delaware
Digital-PR Venture, LLC	Delaware
Digital-PR Zanker, LLC	Delaware
DLR 800 Central, LLC	Delaware
DLR LLC	Maryland
DR Lisbon Management, Unipessoal, Lda	Portugal
DR Lisbon One, Unipessoal, Lda.	Portugal
DR Lisbon Two, Unipessoal, Lda.	Portugal
DRT Greenspoint, LLC	Delaware
DRT-Bryan Street, LLC	Delaware
DuPont Fabros Technology, L.P.	Maryland
DXDC Chennai Private Limited	India
Exeter 1762, LLC	Delaware
Fawn Ventures LLC	Delaware
Fox Properties LLC	Delaware
GIP 7th Street Holding Company, LLC	Delaware
GIP 7th Street, LLC	Delaware
GIP Alpha General Partner, LLC	Delaware
GIP Alpha Limited Partner, LLC	Delaware
GIP Alpha, L.P.	Texas
GIP Stoughton, LLC	Delaware
Global Lafayette Street Holding Company, LLC	Delaware
Global Marsh General Partner, LLC	Delaware
Global Marsh Limited Partner, LLC	Delaware
Global Marsh Member, LLC	Delaware
Global Marsh Property Owner, L.P.	Texas
Global Miami Acquisition Company, LLC	Delaware
Global Miami Holding Company, LLC	Delaware
Global Stanford Place II, LLC	Delaware
Global Webb, L.P.	Texas
Global Webb, LLC	Delaware
Global Weehawken Acquisition Company, LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Global Weehawken Holding Company, LLC	Delaware
Great Westerford Holdings Proprietary Limited	South Africa
Grizzly Ventures LLC	Delaware
Hawk Ventures LLC	Delaware
Hood 1703, LLC	Delaware
Icolo	Mauritius
Icolo Limited	Kenya
Icolo Mozambique, Limitada	Mozambique
InterXion B.V.	Netherlands
InterXion Belgium B.V.	Belgium
InterXion Carrier Hotel Limited	United Kingdom (England and Wales)
InterXion Consultancy Services B.V.	Netherlands
InterXion Croatia LLC	Croatia
InterXion Datacenters B.V.	Netherlands
InterXion España S.L.U.	Spain
InterXion Europe Limited	United Kingdom (England and Wales)
InterXion France SAS	France
InterXion HeadQuarters B.V.	Netherlands
InterXion II B.V.	Netherlands
InterXion Ireland DAC	Ireland
InterXion Nederland B.V.	Netherlands
InterXion Operational B.V.	Netherlands
InterXion Participation 1 B.V.	Netherlands
InterXion Real Estate Holding B.V.	Netherlands
InterXion Real Estate II SARL	France
InterXion Real Estate III SARL	France
InterXion Real Estate IV B.V.	Netherlands
InterXion Real Estate IX B.V.	Belgium
InterXion Real Estate Limited	Kenya
InterXion Real Estate V B.V.	Netherlands
InterXion Real Estate XI SARL	France
InterXion Real Estate XII B.V.	Netherlands
InterXion Real Estate XIII B.V.	Netherlands
InterXion Real Estate XIV B.V.	Netherlands
InterXion Real Estate XV S.L.U.	Spain
InterXion Real Estate XVI B.V.	Netherlands
InterXion Real Estate XX SAS	France
InterXion Real Estate XXII B.V.	Netherlands
InterXion Real Estate XXV SAS	France
InterXion Science Park B.V.	Netherlands
InterXion Telecom B.V.	Netherlands
InterXion Telecom Ltd.	United Kingdom (England and Wales)
InterXion Trademarks B.V.	Netherlands
InterXion Trading B.V.	Netherlands
Lemur Properties LLC	Delaware

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
LHR1 Data Center Holdings Limited	Jersey
Loudoun Exchange Owners Association, Inc.	Virginia
MC Digital Realty Inc.	Japan
MDC TRS Company Limited	Nigeria
Medallion Data Centres Limited	Nigeria
Medallion Netherlands B.V.	Netherlands
Medicor d.o.o	Croatia
MedOne-Digital-Mivne General Partner Ltd.	Israel
Mercury Holdings SG Pte. Ltd.	Singapore
Mercury India SG FDI Pte. Ltd.	Singapore
Mercury India SG FPI Pte. Ltd.	Singapore
Moose Ventures LP	Delaware
NAP Africa Exchange Proprietary Limited	South Africa
Nova DC Fee Owner GP, LLC	Delaware
Nova DC Fee Owner, L.P.	Delaware
Nova DC Funding , L.P.	Delaware
Nova DC Funding GP, LLC	Delaware
Nova DC Holdings GP LLC	Delaware
Nova DC Holdings, L.P.	Delaware
Nova DC Mezz Owner GP, LLC	Delaware
Nova DC Mezz Owner, L.P.	Delaware
Nova DC TRS, L.L.C.	Delaware
Nova DC Ventures, L.P.	Delaware
Penguins OP Sub 2, LLC	Maryland
Porpoise Ventures LLC	Delaware
PT Digital Jakarta One	Indonesia
PT Digital Realty Bersama	Indonesia
PT Digital Realty Bersama Consultancy	Indonesia
PT Digital Realty Indonesia	Indonesia
PT DLR Indonesia Venture	Indonesia
PT PCDC Propco One	Indonesia
PT Rumah Data Kita	Indonesia
Quill Equity LLC	Delaware
RNZ 5027, LLC	Delaware
Sediba Solar Power Plant (RF) Pty Ltd	South Africa
Sentrum Holdings Limited	British Virgin Islands
Sentrum IV Limited	British Virgin Islands
Sixth & Virginia Holdings, LLC	Delaware
Sixth & Virginia Properties	Washington
Sovereign House Jersey Limited	Jersey
Spring Investco 2014 (RF) Proprietary Limited	South Africa
Stellar Canada Holding, LLC	Maryland
Stellar JV GP, LLC	Delaware
Stellar JV, LP	Ontario
Storm ICT Outsourcing S.A.	Greece
TDE Investments Proprietary Limited	South Africa
Technologies Company LLC	Washington

Exhibit 21.1

List of Subsidiaries of Digital Realty Trust, Inc.

Entity Name	Jurisdiction of Incorporation
Telx - Charlotte, LLC	Delaware
Telx - Chicago Federal, LLC	Delaware
Telx - Chicago Lakeside, LLC	Delaware
Telx - Clifton, LLC	Delaware
Telx - Clifton-I, LLC	Delaware
Telx - Dallas, LLC	Delaware
Telx - Los Angeles, LLC	Delaware
Telx - Miami, LLC	Delaware
Telx - New York 6th Ave LLC	Delaware
telx - New York, LLC	Delaware
Telx - Portland, LLC	Delaware
Telx - San Francisco, LLC	Delaware
Telx - Santa Clara, LLC	Delaware
Telx - Weehawken, LLC	Delaware
Telx Ashburn, LLC	Delaware
Telx Atlanta 2, LLC	Delaware
Telx Boston, LLC	Delaware
Telx Grand Avenue, LLC	Delaware
Telx New York 111 8th, LLC	Delaware
Telx Real Estate Holdings, LLC	Delaware
Telx Richardson, LLC	Delaware
Telx, LLC	Delaware
Teraco Connect Holdco (RF) Proprietary Limited	South Africa
Teraco Connect SubCo (RF) Proprietary Limited	South Africa
Teraco Data Environments Proprietary Limited	South Africa
Teraco Properties Proprietary Limited	South Africa
The Sentinel-Needham Primary Condominium Trust	Massachusetts
Troyius, LLC	Delaware
Valiant Delta Vega, LLC	Delaware
Viridi Data Paris 2 SAS	France
Waspar Limited	Ireland
Xeres Management LLC	Delaware
Xeres Ventures LP	Delaware
Yak Ventures LLC	Delaware
Yorktown Theta 7, LLC	Delaware